                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                       -------------------------

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported):
                           November 9, 1998

                   TOYOTA MOTOR CREDIT CORPORATION

        (Exact name of registrant as specified in its charter)

     CALIFORNIA              1-9961            95-3775816
  (State or Other   (Commission File Number)   (IRS Employer
  Jurisdiction of                              Identification No.)
  Incorporation)

                       19001 SOUTH WESTERN AVENUE
                       TORRANCE CALIFORNIA 90509

          (Address of Principal Executive Offices) (Zip Code)

          Registrant's telephone number, including area code:

                            (310) 787-1310

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.   Description
-----------   -----------
  1.1         Underwriting Agreement dated November 9, 1998 among Toyota
              Motor Credit Corporation and Warburg Dillon Read, a division of UBS AG, Morgan Stanley & Co. International Limited, Nomura
              International plc, Salomon Smith Barney Inc., Barclays Bank plc,
              Bear, Stearns & Co. Inc., Credit Suisse First Boston (Europe)
              Limited, Goldman, Sachs & Co., Banque Bruxelles Lambert S.A.,
              J.P. Morgan Securities Inc., Lehman Brothers International
              (Europe), Merrill Lynch International and Paribas.

  4.2         Form of Note.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                TOYOTA MOTOR CREDIT CORPORATION
                                     (Registrant)

Date: November 12, 1998         By:   /s/ George E. Borst
                                    ----------------------------------
                                      George E. Borst
                                      Senior Vice President and General Manager
                                      (principal executive officer)